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                                                                Exhibit 10.14


                               THIRD AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment"), dated as of July 31, 1998 is entered into among PETsMART, INC., a Delaware corporation (the "Company"), the banks listed on the signature pages hereof (the "Lenders") and NATIONSBANK, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").

                                   BACKGROUND

         A. The Company, the Lenders and the Administrative Lender heretofore entered into that certain Third Amended and Restated Credit Agreement, dated as of April 18, 1997, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of August 6, 1997, and that certain Second Amendment to Third Amended and Restated Credit Agreement dated October 29, 1997 (as amended, the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B. The Company, the Lenders and the Administrative Lender desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Company, the Lenders and the Administrative Lender covenant and agree as follows:

         1. AMENDMENTS.

            (a) The definition of "Letter of Credit" in Section 1.1 of the Credit Agreement is amended by deletion of "$15,000,000" and replacing that amount with "$25,000,000".

            (b) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

            "EBITDA" means, for the Company and its Subsidiaries, calculated on a consolidated basis in accordance with GAAP, the sum of (a) net profit before Taxes

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART
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         (but excluding from the calculation thereof (i) the effect of one-time charges to operating income with respect to the costs related to Pooling Acquisitions by the Company, provided that such costs shall not, together with the aggregate Acquisition Consideration (other than capital stock of the Company) and Capital Expenditures paid or incurred in connection with Acquisitions during each fiscal year, exceed 15% of Tangible Net Worth during each fiscal year and (ii) the effect of one time charges to operating income with respect to costs and expenses relating to certain litigation in the amount of $4,000,000 and that certain severance package for Donna Ecton in the amount of $1,526,000), plus (b) depreciation and amortization expense, and other non-cash items deducted in the calculation of net operating income, plus (c) interest expense (including interest expense pursuant to Capital Leases), net of interest and other investment income, plus (d) any net extraordinary losses included in the calculation of net operating income, minus (e) any net extraordinary gains included in the calculation of net operating income.

            (c) The following is added as Section 5.13 of the Credit Agreement:

            "The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (and has made appropriate inquiry regarding those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan for addressing the Year 2000 Problem on a timely basis, and (iii) to date, operated in accordance with such plan. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations on January 1, 2000 will, on a timely basis, be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to cause a Material Adverse Change."

            (d) The following is added as Section 6.19 of the Credit Agreement:

            "The Borrower will promptly notify the Administrative Lender in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to cause a Material Adverse Change."

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART

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                  (e) The first sentence of Section 6.3 of the Credit Agreement is amended in its entirety to read as follows: "The Company shall not, and shall not permit any of its Subsidiaries to, create or suffer to exist any Lien upon any of their Properties, except (a) Liens shown on
         Schedule II attached hereto, (b) Liens securing Indebtedness permitted under (i) Section 6.2(d) hereof, encumbering only the assets purchased or financed with such Indebtedness and (ii) Section 6.2(i) hereof, provided that the value of the collateral secured by such Liens does not exceed the aggregate principal amount of such Indebtedness, and (c) Tax, mechanic's, materialmen's, and landlord Liens relating to amounts that are not yet due and payable, or that are being contested in good faith by appropriate proceedings, for which adequate reserves have been established.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

            (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

            (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

            (c) The Company has full power and authority to execute and deliver this Third Amendment, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

            (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Company) is required for the execution, delivery or performance by Company of this Third Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of the date first above written, subject to the following:

            (a) The Administrative Lender shall have received counterparts of this Third Amendment executed by the Lenders comprising the Majority Lenders;

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


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            (b) The Administrative Lender shall have received counterparts of this Third Amendment executed by the Company and acknowledged by each Guarantor (as hereinafter defined);

            (c) The Administrative Lender shall have received a certified corporate resolution of the Board of Directors of the Company authorizing the execution, delivery and performance of this Third Amendment;

            (d) The Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require; and

            (e) The Administrative Lender shall have received for the account of each Lender a consent fee in an amount equal to the product of (i) 0.05 multiplied by (ii) such Lender's portion of the commitment.

         4. REFERENCE TO THE CREDIT AGREEMENT.

            (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

            (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

         6. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Subsidiary executing a Subsidiary Guaranty (a "Guarantor") (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrowers of this Third Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART

                                      -4-
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herein, (c) ratifies and confirms its obligations under its Guaranty, and (d)
acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Company and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART



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         IN WITNESS WHEREOF, this Third Amendment is executed as of the date first set forth above.

COMPANY:
                                      PETsMART, INC.



                                      By: /s/ Neil T. Watanabe
                                          -----------------------
                                          Name: Neil T. Watanabe
                                                -----------------------
                                          Title: CFO
                                                -----------------------

ADMINISTRATIVE LENDER:                NATIONSBANK, N.A., as
                                      Administrative Lender


                                      By:/s/ Kimberley A. Knop
                                         -----------------------
                                         Name: Kimberley A. Knop
                                              -----------------------
                                         Title: Vice President
                                              -----------------------

ISSUING BANK:                         NATIONSBANK,
                                      N.A., as Issuing Bank

                                      By:/s/ Kimberley A. Knop
                                         -----------------------
                                         Name: Kimberley A. Knop
                                              -----------------------
                                         Title: Vice President
                                              -----------------------

LENDERS:
                                      NATIONSBANK, N.A.,
                                      Individually

                                      By:/s/ Kimberley A. Knop
                                         -----------------------
                                         Name: Kimberley A. Knop
                                              -----------------------
                                         Title: Vice President
                                              -----------------------

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


                                      -6-
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                                      WELLS FARGO BANK, N.A.

                                      By:/s/ Timothy A. McDevitt
                                         --------------------------
                                         Name: Timothy A. McDevitt
                                               -------------------------
                                         Title: Vice President
                                               -------------------------


                                      By:/s/ Steven A. Newell
                                         -----------------------
                                         Name: Steven A. Newell
                                               ----------------------
                                         Title: Assistant Vice President
                                               -------------------------


                                      NORWEST BANK COLORADO, N.A.


                                      By: /s/ Karen I. Hardy
                                         --------------------------
                                         Name: Karen I. Hardy
                                               ------------------------
                                         Title: Vice President
                                                --------------------

                                      COOPERATIEVE CENTRALE
                                      RAIFFEISEN-BOERENLEENBANK
                                      B.A., "RABOBANK NEDERLAND", NEW YORK
                                      BRANCH

                                      By: /s/ W. Jeffrey Vollack
                                         --------------------------
                                         Name: W. Jeffrey Vollack
                                               ------------------------
                                         Title: Senior Credit Officer
                                                Senior Vice President
                                                ---------------------

                                      By:/s/ Chris G. Kortlandt
                                         -------------------------
                                         Name: Chris G. Kortlandt
                                              ------------------------
                                         Title: Vice President
                                                ---------------------

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART

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                                      ABN AMRO BANK N.V., LOS ANGELES
                                      INTERNATIONAL BRANCH

                                      By:
                                          ------------------------
                                          Name:
                                               ----------------------
                                          Title:
                                               ----------------------


                                      By:
                                         ----------------------------
                                         Name:
                                               ----------------------
                                         Title:
                                               ----------------------

                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                      LOS ANGELES AGENCY



                                      By:/s/ Vicente L. Timiraos
                                         -----------------------------
                                         Name: Vicente L. Timiraos
                                               ----------------------
                                         Title: SVP & SDGM
                                               ----------------------

                                      THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                      By: /s/ Koh Takemoto
                                          ---------------------------

                                         Name: Koh Takemoto
                                               ----------------------
                                         Title: General Manager
                                               ----------------------



                                      By: /s/ Bryan Read
                                          ---------------------------

                                         Name: Bryan Read
                                               ----------------------
                                         Title: Vice President
                                               ----------------------


THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


                                      -8-
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                                      U.S. BANK NATIONAL ASSOCIATION



                                      By:/s/ David Y. Kopolow
                                         ----------------------------
                                         Name: David Y. Kopolow
                                               ----------------------
                                         Title: Vice President
                                               ----------------------


                                      CORESTATES BANK, N.A.



                                      By:
                                         ----------------------------
                                         Name:
                                               ----------------------
                                         Title:
                                               ----------------------


                                      FLEET NATIONAL BANK


                                      By: /s/ Thomas J. Bullard
                                         ----------------------------
                                         Name: Thomas J. Bullard
                                               ----------------------
                                         Title: Vice President
                                               ----------------------

                                      THE SUMITOMO BANK OF CALIFORNIA



                                      By: /s/ Ann L. Darnall
                                         ----------------------------
                                         Name: Ann L. Darnall
                                               ----------------------
                                         Title: Vice President
                                               ----------------------

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


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                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ John A. Quick
                                         ----------------------------
                                         Name: John A. Quick
                                               ----------------------
                                         Title: Senior Relationship Manager
                                               ----------------------------


                                      THE SAKURA BANK, LIMITED

                                      By: /s/ Masayuki Kobayashi
                                         ----------------------------
                                         Name: Masayuki Kobayashi
                                               ----------------------
                                         Title: Joint General Manager
                                               ----------------------

                                      CREDIT LYONNAIS LOS ANGELES BRANCH

                                      By: /s/ Dianne M. Scott
                                         ----------------------------
                                         Name: Dianne M. Scott
                                               ----------------------
                                         Title:First Vice President
                                               ----------------------
                                               and Manager

                                      THE DAI-ICHI KANGYO BANK, LTD.,
                                      LOS ANGELES AGENCY

                                      By: /s/ Masatsugu Morishita
                                         ----------------------------
                                         Name: Masatsugu Morishita
                                               ----------------------
                                         Title: Sr. Vice President &
                                               ----------------------
                                                Joint General Manager


THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART

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                                      BANK OF MONTREAL


                                      By:
                                         ----------------------------
                                         Name:
                                               ----------------------
                                         Title:
                                               ----------------------


ACKNOWLEDGED AND AGREED TO:

THE WEISHEIMER COMPANIES, INC.

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------

PETSTUFF, INC.


By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------

SPORTING DOG SPECIALTIES, INC.

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------


THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


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THE PET FOOD GIANT, INC.

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------


PETSTUFF CANADA (USA) HOLDINGS, INC.


By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------

PETSTUFF NOVA SCOTIA, INC.


By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------

STATE LINE TACK, INC.

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------


THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


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PETSMART VETERINARY SERVICES INC.

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------


PACIFIC COAST DISTRIBUTING, INC.


By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------

STATE LINE TACK OF TEXAS, INC.

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------


NATIONAL BRIDLE SHOP, INC.


By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------



THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


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SPAT PRODUCTIONS, INC.

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------


3003300 NOVA SCOTIA COMPANY

By: /s/ Neil T. Watanabe
    -----------------------
    Name: Neil T. Watanabe
         ----------------------
    Title: CFO
         ----------------------

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART


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LENDERS (continued):                          FIRST UNION NATIONAL BANK



                                              By: /s/ John A. Ginter
                                                  ----------------------
                                                 Name: John A. Ginter
                                                     ----------------------
                                                 Title: Assistant Vice President
                                                     ----------------------

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT - PETsMART

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